OPPENHEIMER EQUITY INCOME FUND

                         SUPPLEMENT DATED APRIL 16, 1998
                  TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 22, 1997


1. The Statement of Additional Information is amended as follows:

   The third paragraph under the sub-heading "Investment Advisory Agreement" is deleted.






April 16, 1998                                                      PX0300.005